UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   December 17, 2012

Joe’s Jeans Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-18926	11-2928178
(Commission File Number)	(IRS Employer Identification No.)

2340 S. Eastern Avenue, Commerce, California	90040
(Address of Principal Executive Offices)	(Zip Code)

(323) 837-3700

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)                                  Compensation Arrangements

On December 17, 2012, the Compensation Committee of the Board approved grants of restricted stock units (“RSUs”) in connection with the Amended and Restated 2004 Stock Incentive Plan (the “Plan”) to officers of the Company as follows:  294,118 RSUs to Joe Dahan and 179,000 RSUs to Hamish Sandhu.  These RSUs vest in an amount equal to 1/8 of the total grant on June 18, 2013 and thereafter every six months until the fully vested on December 18, 2016.  The RSUs are subject to the terms and conditions of the Plan and applicable award agreement to be executed by each participant, a form of which has been previously filed and is incorporated herein by reference.  The Compensation Committee also approved an increase to Mr. Sandhu’s base salary to $280,000.  In addition, Marc Crossman was awarded a grant of restricted stock in the amount of 420,882 shares that vests 1/3 on each anniversary date of the grant in 2013, 2014 and 2015, respectively.  The restricted stock grant is subject to the terms and conditions of the Plan and applicable award agreement to be executed by Mr. Crossman, a form of which has been previously filed and is incorporated herein by reference.  In addition, in accordance with the terms and conditions of the Executive Employment Agreement entered into by and between the Company and Marc Crossman, the Compensation Committee awarded Mr. Crossman, as President and Chief Executive Officer, a discretionary bonus in the amount of $384,223.50 for his service.  In awarding the bonus, the Compensation Committee determined that certain performance criteria set at the annual meeting in November 2008 and reviewed and discussed at all subsequent annual meetings which included achievement of net sales and EBITDA goals as compared to the Company’s budget had been met.

ITEM 9.01           Financial Statements and Exhibits

(d)           Exhibits.

Exhibit
Number	Description

10.1	Amended and Restated 2004 Stock Incentive Plan (incorporated by reference to the previously filed Proxy Statement filed on September 19, 2011)

10.2	Form of Restricted Stock Unit Agreement (incorporated by reference to the Annual Report on Form 10-K filed on February 28, 2012)

10.3	Form of Restricted Stock Agreement (incorporated by reference to the Current Report on Form 8-K filed on February 17, 2012)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JOE’S JEANS INC.
(Registrant)

Date: December 21, 2012	By:	/s/ Marc Crossman
Marc Crossman
President, Chief Executive Officer, and Director
(Principal Executive Officer)

Exhibit Index

Exhibit
Number	Description

10.1	Amended and Restated 2004 Stock Incentive Plan (incorporated by reference to the previously filed Proxy Statement filed on September 19, 2011)

10.2	Form of Restricted Stock Unit Agreement (incorporated by reference to the Annual Report on Form 10-K filed on February 28, 2012)

10.3	Form of Restricted Stock Agreement (incorporated by reference to the Current Report on Form 8-K filed on February 17, 2012)